FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman (626) 302-7982

Investor relations contact:
Scott Cunningham (626) 302-2540

Edison International Reports Second Quarter 2012 Results

ROSEMEAD, Calif., July 31, 2012 – Edison International (NYSE: EIX) today reported second quarter 2012 basic earnings of $0.23 per share, compared to basic earnings of $0.54 per share in the same quarter last year. Second quarter 2012 core earnings were $0.32 per share, compared to core earnings of $0.56 per share in the second quarter of 2011.

The decrease in earnings was primarily related to losses at Edison Mission Group (EMG) and to a delay in the 2012 rate case decision at Southern California Edison (SCE). SCE incurred higher costs in the quarter to support its ongoing infrastructure investment programs, but the increased revenues to support these investment programs are pending a decision from California regulators.

“Second quarter results reflect higher, unrecovered costs at SCE, which will be addressed with a final rate case decision, and continued inspection and repair costs related to the San Onofre Nuclear Station outage, which we will look to recover in the future,” said Ted Craver, chairman and chief executive officer of Edison International. “We also saw increased losses at EMG, reflecting poor power prices. This further underscores the need to restructure and stabilize our competitive generation business.”

Second Quarter Earnings Detail

SCE’s second quarter 2012 basic and core earnings were $0.59 per share compared to $0.65 per share in the second quarter of 2011. The core earnings decrease was primarily due to a delay in the 2012 California Public Utilities Commission (CPUC) General Rate Case decision as higher depreciation and interest expenses are not being recovered in currently authorized revenue. The revenue requirement ultimately adopted by the CPUC will be retroactive to January 1, 2012. SCE also incurred $0.05 per share of incremental steam generator inspection and repair costs related to outages at San Onofre Nuclear Generating Station. These are currently being offset by other operation and maintenance cost reductions.

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Edison International Reports Second Quarter 2012 Financial Results

EMG’s second quarter 2012 basic losses were $(0.34) per share compared to losses of $(0.09) per share in the second quarter of 2011. Core losses were $(0.25) per share compared to losses of $(0.07) per share in the same quarter last year. Core losses increased primarily due to lower average realized energy and capacity prices and higher fuel prices, partially offset by lower planned maintenance costs at Midwest Generation; lower distributions from the Doga project; decreased energy trading revenues; lower renewable energy income; and higher interest expense from new project financings. Non-core items for both quarters included the results for Homer City in anticipation of its transfer to the owner-lessors.

Edison International parent company and other reported a second quarter basic and core loss of $(0.02) per share in both periods.

Year-to-Date Earnings Summary

Edison International reported basic earnings of $0.51 per share for the six-month period ending June 30, 2012, compared to $1.15 per share for the same period last year. Core earnings for the first six months of 2012 were $0.67 per share compared to $1.21 per share for the first half of 2011.

Year-to-Date Earnings Detail

SCE’s year-to-date 2012 basic and core earnings were $1.14 per share compared to $1.33 per share for the same period last year. The core earnings decrease was primarily due to a delay in the 2012 CPUC General Rate Case decision as higher depreciation and interest expenses are not being recovered in currently authorized revenue. The revenue requirement ultimately adopted by the CPUC will be retroactive to January 1, 2012. SCE also incurred $0.09 per share of incremental steam generator inspection and repair costs related to outages at San Onofre Nuclear Generating Station. These are currently being offset by other operation and maintenance cost reductions. The decrease also reflects a lower capitalization rate on funds used during construction.

EMG’s basic losses were $(0.59) per share compared to basic losses of $(0.16) per share in the prior-year period. Core losses were $(0.43) per share compared to core losses of $(0.10) per share in the first half of 2011. Core losses in the first half of 2012 increased primarily due to lower average realized energy and capacity prices, higher fuel prices, and reduced generation, partially offset by lower planned maintenance costs at Midwest Generation; lower distributions from the Doga project; an increase in interest expense from new project financings; and a decrease in energy trading. Non-core items for both periods included the results for Homer City in anticipation of its transfer to the owner-lessors.

Edison International parent company and other basic and core losses in the first half of 2012 were $(0.04) per share compared to basic and core losses of $(0.02) per share in the first half of 2011.

2012 Earnings Guidance

The company will not provide 2012 earnings guidance until SCE receives a final decision on its 2012 CPUC General Rate Case. See the risk disclosure statement on page 4 and the financial teleconference presentation accompanying the company’s earnings conference call for further information.

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Edison International Reports Second Quarter 2012 Financial Results

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business.

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Edison International Reports Second Quarter 2012 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (core EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and core EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of losses or losses per share.

Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core EPS are defined as GAAP earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. Core earnings are reconciled to GAAP earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2011 Form 10-K, and most recent Form 10-Q and other reports filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:	Tuesday, July 31, 2012, 2:00 p.m. (Pacific Daylight Time)

Telephone Numbers:	1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison

Telephone Replay:	1-888-567-0479 (US) and 1-203-369-3448 (Int’l) - Passcode: 468529
Telephone replay available through August 9, 2012

Webcast:	www.edisoninvestor.com

Edison International Reports Second Quarter 2012 Financial Results

Summary Financial Schedules

Second Quarter Basic Earnings (Loss) Per Share

	Quarter Ended June 30,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$0.59	$0.65	$(0.06)
EMG	(0.34)	(0.09)	(0.25)
EIX parent company and other	(0.02)	(0.02)	—
EIX earnings (loss) from continuing operations	0.23	0.54	(0.31)
EIX earnings (loss) from discontinued operations	—	—	—
EIX basic earnings (loss)[1]	$0.23	$0.54	$(0.31)
EIX diluted earnings (loss)	$0.22	$0.54	$(0.32)

[1]	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters

Second Quarter Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Quarter Ended June 30,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$0.59	$0.65	$(0.06)
EMG	(0.25)	(0.07)	(0.18)
EIX parent company and other	(0.02)	(0.02)	—
EIX core earnings (loss)	0.32	0.56	(0.24)
Non-core items
EMG – Homer City[2]	(0.09)	(0.02)	(0.07)
EMG – Earnings (loss) from discontinued operations	—	—	—
Total non-core items	(0.09)	(0.02)	(0.07)
EIX basic earnings (loss)	$0.23	$0.54	$(0.31)

[1]	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

[2]
Non-core items for both quarters included the results for Homer City in anticipation of the orderly transfer of the Homer City plant to the owner-lessors, which will result in EME's loss of substantially all beneficial economic interest in and material control of the Homer City plant.

Edison International Reports Second Quarter 2012 Financial Results

Second Quarter Basic Earnings (Loss)

	Quarter Ended June 30,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$191	$211	$(20)
EMG	(110)	(30)	(80)
EIX parent company and other	(7)	(4)	(3)
EIX earnings (loss) from continuing operations	74	177	(103)
EIX earnings (loss) from discontinued operations	—	(1)	1
EIX basic earnings (loss)	$74	$176	$(102)

Second Quarter Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Quarter Ended June 30,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$191	$211	$(20)
EMG	(81)	(25)	(56)
EIX parent company and other	(7)	(4)	(3)
EIX core earnings (loss)	103	182	(79)
Non-core items
EMG – Homer City[2]	(29)	(5)	(24)
EMG – Earnings (loss) from discontinued operations	—	(1)	1
Total non-core items	(29)	(6)	(23)
EIX basic earnings (loss)	$74	$176	$(102)

[1]	See Use of Non-GAAP Financial Measures on page 4.

[2]
Non-core items for both quarters included the results for Homer City in anticipation of the orderly transfer of the Homer City plant to the owner-lessors, which will result in EME's loss of substantially all beneficial economic interest in and material control of the Homer City plant

Edison International Reports Second Quarter 2012 Financial Results

Year-to-Date Basic Earnings (Loss) Per Share

	Quarter Ended June 30,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$1.14	$1.33	$(0.19)
EMG	(0.59)	(0.15)	(0.44)
EIX parent company and other	(0.04)	(0.02)	(0.02)
EIX earnings (loss) from continuing operations	0.51	1.16	(0.65)
EIX earnings (loss) from discontinued operations	—	(0.01)	0.01
EIX basic earnings (loss)[1]	$0.51	$1.15	$(0.64)
EIX diluted earnings (loss)	$0.50	$1.15	$(0.65)

[1]	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

Year-to-Date Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Quarter Ended June 30,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$1.14	$1.33	$(0.19)
EMG	(0.43)	(0.10)	(0.33)
EIX parent company and other	(0.04)	(0.02)	(0.02)
EIX core earnings (loss)	0.67	1.21	(0.54)
Non-core items
EMG – Homer City[2]	(0.16)	(0.05)	(0.11)
EMG – Earnings (loss) from discontinued operations	—	(0.01)	0.01
Total non-core items	(0.16)	(0.06)	(0.10)
EIX basic earnings (loss)	$0.51	$1.15	$(0.64)

[1]	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

[2]
Non-core items for both periods included the results for Homer City in anticipation of the orderly transfer of the Homer City plant to the owner-lessors, which will result in EME's loss of substantially all beneficial economic interest in and material control of the Homer City plant.

Edison International Reports Second Quarter 2012 Financial Results

Year-to-Date Basic Earnings (Loss)

	Quarter Ended June 30,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$373	$433	$(60)
EMG	(193)	(48)	(145)
EIX parent company and other	(12)	(6)	(6)
EIX earnings (loss) from continuing operations	168	379	(211)
EIX earnings (loss) from discontinued operations	(1)	(3)	2
EIX basic earnings (loss)	$167	$376	$(209)

Year-to-Date Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Quarter Ended June 30,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$373	$433	$(60)
EMG	(141)	(33)	(108)
EIX parent company and other	(12)	(6)	(6)
EIX core earnings (loss)	220	394	(174)
Non-core items
EMG – Homer City[2]	(52)	(15)	(37)
EMG – Earnings (loss) from discontinued operations	(1)	(3)	2
Total non-core items	(53)	(18)	(35)
EIX basic earnings (loss)	$167	$376	$(209)

[1]	See Use of Non-GAAP Financial Measures on page 4.

[2]
Non-core items for both periods included the results for Homer City in anticipation of the orderly transfer of the Homer City plant to the owner-lessors, which will result in EME's loss of substantially all beneficial economic interest in and material control of the Homer City plant.

Edison International Reports Second Quarter 2012 Financial Results

Consolidated Statements of Income			Edison International

	Three months ended June 30,		Six months ended June 30,
(in millions, except per-share amounts, unaudited)	2012	2011	2012	2011
Electric utility	$2,650	$2,445	$5,061	$4,676
Competitive power generation	407	538	851	1,090
Total operating revenue	3,057	2,983	5,912	5,766
Fuel	276	256	559	515
Purchased power	822	649	1,437	1,158
Operation and maintenance	1,209	1,255	2,393	2,404
Depreciation, decommissioning and amortization	467	435	924	852
Asset impairments and other	11	8	26	8
Total operating expenses	2,785	2,603	5,339	4,937
Operating income	272	380	573	829
Interest and dividend income	13	30	16	34
Equity in income from unconsolidated affiliates – net	18	18	17	12
Other income	38	42	68	83
Interest expense	(218)	(203)	(430)	(398)
Other expenses	(19)	(13)	(26)	(25)
Income from continuing operations before income taxes	104	254	218	535
Income tax expense	1	62	2	127
Income from continuing operations	103	192	216	408
Loss from discontinued operations, net of tax	—	(1)	(1)	(3)
Net income	103	191	215	405
Dividends on preferred and preference stock of utility	23	15	41	29
Other noncontrolling interests	6	—	7	—
Net income attributable to Edison International common shareholders	$74	$176	$167	$376
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$74	$177	$168	$379
Loss from discontinued operations, net of tax	—	(1)	(1)	(3)
Net income attributable to Edison International common shareholders	$74	$176	$167	$376
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$0.23	$0.54	$0.51	$1.16
Discontinued operations	—	—	—	(0.01)
Total	$0.23	$0.54	$0.51	$1.15
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	334	329	333	328
Continuing operations	$0.22	$0.54	$0.50	$1.16
Discontinued operations	—	—	—	(0.01)
Total	$0.22	$0.54	$0.50	$1.15
Dividends declared per common share	$0.325	$0.320	$0.650	$0.640

Edison International Reports Second Quarter 2012 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, unaudited)	June 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$1,175	$1,469
Receivables, less allowances of $74 and $75 for uncollectible accounts at respective dates	864	908
Accrued unbilled revenue	726	519
Inventory	567	624
Prepaid taxes	91	88
Derivative assets	91	106
Restricted cash and cash equivalents	110	103
Margin and collateral deposits	84	58
Regulatory assets	583	494
Other current assets	147	115
Total current assets	4,438	4,484
Nuclear decommissioning trusts	3,810	3,592
Investments in unconsolidated affiliates	530	525
Other investments	220	211
Total investments	4,560	4,328
Utility property, plant and equipment, less accumulated depreciation of $7,153 and $6,894 at respective dates	28,708	27,569
Competitive power generation and other property, plant and equipment, less accumulated depreciation of $1,548 and $1,408 at respective dates	4,535	4,547
Total property, plant and equipment	33,243	32,116
Derivative assets	111	128
Restricted deposits	97	51
Rent payments in excess of levelized rent expense under plant operating leases	798	760
Regulatory assets	5,424	5,466
Other long-term assets	717	706
Total long-term assets	7,147	7,111

Total assets	$49,388	$48,039

Edison International Reports Second Quarter 2012 Financial Results

Consolidated Balance Sheets	Edison International

(in millions, except share amounts, unaudited)	June 30, 2012	December 31, 2011
LIABILITIES AND EQUITY
Short-term debt	$327	$429
Current portion of long-term debt	565	57
Accounts payable	1,140	1,419
Accrued taxes	32	52
Accrued interest	227	205
Customer deposits	195	199
Derivative liabilities	170	268
Regulatory liabilities	721	670
Other current liabilities	846	1,049
Total current liabilities	4,223	4,348
Long-term debt	13,658	13,689
Deferred income taxes	5,465	5,396
Deferred investment tax credits	86	89
Customer advances	150	138
Derivative liabilities	558	547
Pensions and benefits	2,854	2,912
Asset retirement obligations	2,771	2,688
Regulatory liabilities	5,038	4,670
Other deferred credits and other long-term liabilities	2,640	2,476
Total deferred credits and other liabilities	19,562	18,916
Total liabilities	37,443	36,953
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,371	2,360
Accumulated other comprehensive loss	(156)	(139)
Retained earnings	7,730	7,834
Total Edison International's common shareholders' equity	9,945	10,055
Preferred and preference stock of utility	1,760	1,029
Other noncontrolling interests	240	2
Total noncontrolling interests	2,000	1,031
Total equity	11,945	11,086
Total liabilities and equity	$49,388	$48,039

Edison International Reports Second Quarter 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Six months ended June 30,
(in millions, unaudited)	2012	2011
Cash flows from operating activities:
Net income	$215	$405
Less: Loss from discontinued operations	(1)	(3)
Income from continuing operations	216	408
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	924	852
Regulatory impacts of net nuclear decommissioning trust earnings	114	75
Other amortization	49	75
Asset impairments and other	26	7
Stock-based compensation	18	15
Equity in income from unconsolidated affiliates	(17)	(12)
Distributions from unconsolidated affiliates	6	15
Deferred income taxes and investment tax credits	(93)	223
Income from leveraged leases	(3)	(3)
Proceeds from U.S. treasury grants	29	—
Changes in operating assets and liabilities:
Receivables	10	64
Inventory	57	(21)
Margin and collateral deposits – net of collateral received	(20)	1
Prepaid taxes	(3)	34
Other current assets	(217)	(189)
Rent payments in excess of levelized rent expense	(38)	(101)
Accounts payable	—	66
Accrued taxes	(15)	(19)
Other current liabilities	(115)	(212)
Derivative assets and liabilities – net	(92)	303
Regulatory assets and liabilities – net	252	(260)
Other assets	(7)	(38)
Other liabilities	80	(58)
Operating cash flows from discontinued operations	(1)	(3)
Net cash provided by operating activities	1,160	1,222
Cash flows from financing activities:
Long-term debt issued	495	592
Long-term debt issuance costs	(11)	(5)
Long-term debt repaid	(29)	(30)
Bonds purchased	—	(56)
Preference stock issued – net	805	123
Preference stock redeemed	(75)	—
Short-term debt financing – net	(112)	292
Settlements of stock-based compensation – net	(41)	(13)
Cash contributions from noncontrolling interests	238	—
Dividends and distributions to noncontrolling interests	(36)	(28)
Dividends paid	(212)	(209)
Net cash provided by financing activities	$1,022	$666

Edison International Reports Second Quarter 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Six months ended June 30,
(in millions, unaudited)	2012	2011
Cash flows from investing activities:
Capital expenditures	$(2,291)	$(2,256)
Proceeds from sale of nuclear decommissioning trust investments	1,097	1,146
Purchases of nuclear decommissioning trust investments and other	(1,222)	(1,230)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	5	5
Restricted deposits and restricted cash and cash equivalents	(69)	19
Customer advances for construction and other investments	4	(16)
Net cash used by investing activities	(2,476)	(2,332)
Net decrease in cash and cash equivalents	(294)	(444)
Cash and cash equivalents, beginning of period	1,469	1,389
Cash and cash equivalents, end of period	$1,175	$945